Contact:

William S. Jones
Executive Vice President
and Chief Administrative Officer
615/849-2272

CAVALRY BANCORP, INC. REPORTS
THIRD QUARTER EARNINGS

Murfreesboro, Tennessee October 24, 2003—Cavalry Bancorp, Inc. (the "Company") (Nasdaq NMS: CAVB) announced today third quarter and year-to-date consolidated earnings for its wholly-owned subsidiary Cavalry Banking ("the Bank") and the Company.

Net income increased 20.75% from $1.1 million or $0.16 per share diluted for the quarter ended September 30, 2002 to $1.3 million or $0.19 per share diluted for the quarter ended September 30, 2003. Annualized return on average assets increased from 0.99% for the quarter ended September 30, 2002 to 1.07% for the quarter ended September 30, 2003. Annualized return on average equity increased from 8.46% for the quarter ended September 30, 2002 to 9.60% for the quarter ended September 30, 2003.

Net income increased 12.84% from $3.3 million or $0.50 per share diluted for the nine months ended September 30, 2002 to $3.7 million or $0.56 per share diluted for the nine months ended September 30, 2003. Annualized return on average assets increased from 1.06% for the nine months ended September 30, 2002 to 1.10% for the nine months ended September 30, 2003. Annualized return on average equity increased from 9.01% for the nine months ended September 30, 2002 to 9.76% for the nine months ended September 30, 2003.

The increases in net income were a result of increases in net interest income after provisions for loan losses, gains on sale of loans and other income. These increases were partially offset by increases in other non-interest expense.

Total assets of the Company increased from $464.4 million at December 31, 2002 to $475.7 million at September 30, 2003. Net loans receivable increased from $300.5 million at December 31, 2002 to $331.2 million at September 30, 2003. Loans held-for-sale decreased from $17.8 million at December 31, 2002 to $5.5 million at September 30, 2003. Deposits increased from $407.8 million at December 31, 2002 to $414.1 million at September 30, 2003.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain of these statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including the uncertainties inherent in the process of auditing and making end-of-year adjustments to a corporation’s financial statements. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

[Selected financial data follows]

Cavalry Bancorp, Inc.
Consolidated Balance Sheets
(Unaudited)
(In thousands, except per share data)

Assets	September 30	December 31
	2003	2002

Cash and cash equivalents	$40,649	$73,162
Investment securities available-for-sale, at fair value	61,893	37,926
Loans held for sale,at estimated fair value	5,502	17,800
Loans receivable, net of allowances for loan losses
of $4,570 at September 30, 2003 and $4,657 at December 31, 2002	331,200	300,524
Accrued interest receivable	1,525	1,577
Office properties and equipment, net	18,763	18,108
Required investments in stock of the Federal Home Loan Bank
and Federal Reserve Bank stock at cost	2,968	2,874
Foreclosed assets, net	98	203
Bank owned life insurance	8,211	7,921
Goodwill	1,772	1,772
Other assets	3,122	2,498

Total assets	475,703	464,365

Liabilities

Liabilities:
Deposits:
Non-interest-bearing	$64,402	$57,343
Interest-bearing	349,711	350,409

	414,113	407,752
Advances from Federal Home Loan Bank of Cincinnati	2,903	2,944
Accrued expenses and other liabilities	5,103	3,923

Total liabilities	422,119	414,619

Shareholders' Equity

Preferred Stock, no par value
Authorized - 250,000 shares; none issued or outstanding at
September 30, 2003 and December 31, 2002	-	-
Common Stock, no par value
Authorized- 49,750,000 shares; issued and outstanding
6,820,179 and 6,830,679 at September 30, 2003, and
December 31, 2002	9,850	9,138
Retained earnings	46,161	43,543
Unallocated ESOP shares	(2,547)	(3,057)
Accumulated other comprehensive income, net of tax	120	122

Total Shareholders' equity	53,584	49,746

Total Liabilities and Shareholders' Equity	475,703	464,365

Cavalry Bancorp,Inc
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2003	2002	2003	2002

Interest and dividend income:

Loans	$5,055	$5,224	$15,124	$15,754
Investment securities	307	340	896	1,286
Other	82	174	309	503

Total interest and dividend income	5,444	5,738	16,329	17,543

Interest expense - deposits	1,303	1,777	4,221	5,473
Interest expense - borrowings	25	12	74	23

Total interest expense	1,328	1,789	4,295	5,496

Net interest income	4,116	3,949	12,034	12,047

Provision for loan losses	-	115	101	278

Net interest income after provision for loan losses	4,116	3,834	11,933	11,769

Non-interest income:

Servicing income	45	65	176	190
Gain on sale of loans, net	1,687	974	4,711	2,124
Gain on sale of investment securities, net	-	-	11	-
Deposit servicing fees and charges	1,208	971	3,455	2,772
Trust service fees	246	280	740	832
Commissions and other non-banking fees	676	602	1,995	1,694
Other operating income	196	239	579	700

Total non-interest income	4,058	3,131	11,667	8,312

Non-interest expenses:
Salaries and employee benefits	3,962	3,186	11,498	8,995
Occupancy expense	346	333	979	906
Supplies, communications, and other office expenses	286	322	791	844
Federal insurance premiums	15	15	47	48
Advertising expense	107	101	330	364
Equipment and service bureau expense	780	650	2,211	1,980
Other operating expense	563	585	1,645	1,475

Total non-interest expense	6,059	5,192	17,501	14,612

Income before income tax expense	2,115	1,773	6,099	5,469

Income tax expense	835	713	2,373	2,167

Net income	$1,280	$1,060	$3,726	$3,302

Basic Earnings Per Share	$0.20	$0.17	$0.58	$0.51

Diluted Earnings Per Share	$0.19	$0.16	$0.56	$0.50

Weighted average shares outstanding - Basic	6,418,261	6,396,215	6,392,235	6,442,389

Weighted average shares outstanding - Diluted	6,713,772	6,568,172	6,666,276	6,604,630

Cavalry Bancorp, Inc.
Consolidated Financial
Highlights
(unaudited)
(dollars in thousands)
	September 30	December 31
	2003	2002	% Change
FINANCIAL CONDITION DATA:

Total assets	$475,703	$464,365	2.44%
Loans receivable, net	331,200	300,524	10.21%
Loans held-for-sale	5,502	17,800	-69.09%
Investment securities available-for-sale	61,893	37,926	63.19%
Cash and cash equivalents	40,649	73,162	-44.44%
Deposits	414,113	407,752	1.56%
Borrowings	2,903	2,944	-1.39%
Shareholders' Equity	53,584	49,746	7.72%

	For the quarter ending			For the nine months ending
	September 30			September 30
	2003	2002	% Change	2003	2002	% Change

OPERATING DATA:

Interest and dividend income	$5,444	$5,738	-5.12%	$16,329	$17,543	-6.92%
Interest expense	1,328	1,789	-25.77%	4,295	5,496	-21.85%

Net interest income	4,116	3,949	4.23%	12,034	12,047	-0.11%
Provision for loan losses	-	115	-100.00%	101	278	-63.67%

Net interest income
after provision for loan losses	4,116	3,834	7.36%	11,933	11,769	1.39%

Gains from sale of loans	1,687	974	73.20%	4,711	2,124	121.80%
Other income	2,371	2,157	9.92%	6,956	6,188	12.41%
Other expenses	6,059	5,192	16.70%	17,501	14,612	19.77%

Income before income taxes	2,115	1,773	19.29%	6,099	5,469	11.52%
Income tax expense	835	713	17.11%	2,373	2,167	9.51%

Net income	$1,280	$1,060	20.75%	$3,726	$3,302	12.84%

	For The Quarter Ending		For The Nine Months Ending
	September 30,		September 30,
	2003	2002	2003	2002

KEY FINANCIAL RATIOS

Performance Ratios:
Return on average assets	1.07%	0.99%	1.10%	1.06%
Return on average shareholders' equity	9.60%	8.46%	9.76%	9.01%
Interest rate spread	3.65%	3.88%	3.83%	4.07%
Net interest margin	3.88%	4.17%	4.05%	4.35%
Average interest-earning assets
to average interest-bearing
liabilities	118.57%	115.22%	114.70%	114.25%
Non-interest expense as a
percent of average total assets	5.06%	4.85%	5.18%	4.67%
Efficiency ratio	74.13%	73.33%	73.84%	71.77%

Asset Quality Ratios:
Nonaccrual and 90 days or more
past due loans as a percent
of total loans, net	0.23%	0.08%
Nonperforming assets as a
percent of total assets	0.18%	0.09%
Allowance for loan losses as a
percent of total
loans receivable	1.38%	1.51%
Net charge-offs to average
outstanding loans	0.01%	0.04%	0.06%	0.08%